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                                                                    Exhibit 10.1

                                Corporate Banking

                                    Services


                            Advice of Borrowing Terms
                                       for

                            INLITE COMPUTERS LIMITED


                                      From:
                       CRAWLEY COMMERCIAL BUSINESS CENTRE

                                19 February 2002


                                 [NATWEST LOGO]
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                            ADVICE OF BORROWING TERMS

RELATIONSHIP OFFICE: Crawley Commercial Business
                     Centre                               DATE: 19 February 2002

              BORROWER(S)                                 REGISTERED NUMBER:
      Inlite Computers Limited                                 3106266

We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 6 June 2002 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

-        the terms and conditions below,

- the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

-        the Security detailed in the attached Security Schedule, and

-        the attached General Terms.

ALL AMOUNTS OUTSTANDING ARE REPAYABLE ON DEMAND WHICH MAY BE MADE BY US AT OUR DISCRETION AT ANY TIME AND THE FACILITIES MAY BE WITHDRAWN, REDUCED, MADE SUBJECT TO FURTHER CONDITIONS OR OTHERWISE VARIED BY US GIVING NOTICE IN WRITING.

CONDITIONS:

The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

- Monthly management accounts to be provided to us within 21 days of the end of the month to which they relate

- Audited accounts to be provided to us within 180 days of the financial year-end to which they relate.

- The overdraft facility is to be used to meet any cash shortfall, which cannot be, covered by either the agreed GLE ID line, or the stretching of creditors. It is envisaged that usage will be primarily to support the company with their requirements to hold stock per agreed SLA's or as part of a phased contract.



/s/ Alan Curtis

ALAN CURTIS
MANAGER, COMMERCIAL BANKING
For and on behalf of
National Westminster Bank Plc

                                       2
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ACCEPTANCE:

To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 10 days.

                               FORM OF ACCEPTANCE

I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) (copy Resolution enclosed) to sign this Form of Acceptance on behalf of the Borrower(s).

By (name and title):                                    Date
For and on behalf of: INLITE COMPUTERS LIMITED

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                                Facility Schedule

                     PART 1 - FACILITIES REPAYABLE ON DEMAND
                             OVERDRAFT: - BASE RATE

ACCOUNT NUMBER:                     53558286  60-06-20
NAME OF BORROWER                    Inlite Computers Limited
LIMIT:                              L150,000.
PURPOSE:                            To finance working capital
REPAYMENT:                          Fully fluctuating
1ST DEBIT INTEREST RATE:            2.25% above the Bank's Base rate
2ND DEBIT INTEREST RATE:            4.25% above the Bank's Base rate on
                                    borrowing in excess of agreed facilities.
INTEREST PAYABLE:                   Monthly
ARRANGEMENT FEE:                    LNil

EXCESS FEES:                        We will be entitled to charge an excess fee
                                    (Referral fee) at the Bank's published rate for each day any agreed limit is exceeded
                                    (see our "Services & Charges for Business
                                    Customers" brochure for details).

PART 2 - FACILITIES SUBJECT TO SEPARATE DOCUMENTATION:

The following facilities are made available on the terms of the separate documentation between us.

    NAME OF BORROWER      FACILITY AND PURPOSE    AMOUNT        DATE AGREEMENT
                                                     L              SIGNED
Inlite Computers Limited     Business Card        L10,000.       30/10/1995


                                SECURITY SCHEDULE

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.

DATE EXECUTED/NEW:                SECURITY:                GIVEN/TO BE GIVEN BY:
13/02/2001          Legal Mortgage over lease granted in    Copy Data Limited
                    favour of Copy Data relating to The
                    Arena, Raleigh Court, Priestley Way,
                    Crawley, West Sussex

30/03/1999          Guarantee Limited to L50,000           Kevin Michael O'Brien
13/02/2001          Guarantee Limited to L160,000          Eric Arthur O'Brien
                    (supporting security held)

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